UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023

The Marygold Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-29913	90-1133909
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

120 Calle Iglesia, Unit B, San Clemente, CA	92672
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949)-429-5370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MGLD	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2023 annual meeting of shareholders (the “Annual Meeting”) was held on November 17, 2023. On November 17, 2023, Issuer Direct, the inspector of election for the Annual Meeting (“ID”), delivered its certification of final voting results for the Annual Meeting to the Company. The final voting results reflect that out of a total of 40,370,659 shares outstanding and eligible to vote as of September 18, 2023, the record date, 23,397,772 shares were voted in person or represented by proxies. The final voting results for the shares voted, and the results for each proposal presented to the shareholders, are as set forth below:

Management Proposals:

1. Election to the Board of the following 9 director nominees:

	For	Withheld	Broker Non-Votes
Nicholas D. Gerber	23,397,644	128	0
Stuart Crumbaugh	23,397,623	149	0
David W. Neibert	23,397,644	128	0
Scott Schoenberger	23,317,739	80,033	0
James Alexander	23,397,647	125	0
Matt Gonzalez	23,397,644	128	0
Erin Grogan	23,317,810	79,962	0
Joya Delgado Harris	23,317,810	79,962	0
Derek Mullins	23,397,644	128	0

The following 9 directors were elected at the Annual Meeting. Nicholas D. Gerber, Stuart Crumbaugh, David W. Neibert, Scott Schoenberger, James Alexander, Matt Gonzalez, Erin Grogan, Joya Delgado Harris, and Derek Mullins. In addition, ID has advised the Company that there were zero broker non-votes on proposal 1.

2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s 2023 proxy statement:

For	Votes Against	Abstentions	Broker Non-Votes
23,392,520	5,235	17	0

ID has advised the Company that there were zero broker non-votes on proposal 2.

3. Ratification of the appointment of BPM, LLP as the Company’s independent registered public accounting firm for the fiscal ending June 30, 2024.

For	Votes Against	Abstentions	Broker Non-Votes
25,924,439	79,778	0	2,606,445

ID has advised the Company that there were 2,606,445 broker non-votes on proposal 3.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2023	THE MARYGOLD COMPANIES, INC.

	By:	/s/ Nicholas D. Gerber
	Name:	Nicholas D. Gerber
	Title:	Chief Executive Officer